                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ----------------------

        Date of report (Date of earliest event reported): July 16, 2001

                      Sovereign Specialty Chemicals, Inc.
             (Exact name of Registrant as specified in its charter)

        Delaware                    333-39373                   36-4176637
(State of Incorporation       (Commission File No.)        (IRS Employer Number)

225 West Washington Street, Suite 2200, Chicago, Illinois              60606
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: 312) 419-7100

     Item 5.  OTHER EVENTS

     On July 10, 2001 Sovereign Specialty Chemicals, Inc. issued a press release to provide an update on operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

     Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

       (c)    Exhibits

              Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated July 10, 2001, regarding an update on operations.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOVEREIGN SPECIALTY CHEMICALS, INC.
                                   (registrant)


                                   By: /s/ John R. Mellett
                                      ---------------------------------
                                        John R. Mellett
                                        Vice President and
                                        Chief Financial Officer


Dated: July 16, 2001